UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21471
Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Seeks Opportunities for Capital Appreciation and Tax-Advantaged Distributions from a Portfolio of Value Equities and Senior Loans

Annual Report December 31, 2010

Nuveen Tax-Advantaged Total Return Strategy Fund JTA

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Distribution and Share Price Information	11

Performance Overview	14

Report of Independent Registered Public Accounting Firm	15

Portfolio of Investments	16

Statement of Assets & Liabilities	22

Statement of Operations	23

Statement of Changes in Net Assets	24

Statement of Cash Flows	25

Financial Highlights	26

Notes to Financial Statements	28

Board Members & Officers	36

Annual Investment Management Agreement Approval Process	42

Reinvest Automatically Easily and Conveniently	47

Glossary of Terms Used in this Report	49

Other Useful Information	51

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Fund features management by two affiliates of Nuveen Investments. The Fund’s investments in dividend-paying common and preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony).

Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has 28 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein, who serves as that firm’s Chief Investment Officer. Gunther has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon and Gunther talk about general economic and market conditions, their management strategies and the performance of the Fund for twelve-month period December 31, 2010.

What were the general market conditions during the reporting period?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Nearly all recent U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market

Nuveen Investments	5

continued to show signs of weakness with the average home price in the Standard & Poor’s/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve months ended November 2010 (the latest available figures at the time this report was prepared).

Overall, the U.S. stock market performed well during the twelve-month period, with the Dow Jones Industrial Average climbing 14%, the S&P 500 Index advancing 15% and the NASDAQ-100 Index gaining 19%. Looking overseas, Europe’s central bankers announced a $1 trillion bailout package to contain the situation with Greece and possibly help Portugal, Spain, Italy and Ireland. Ireland subsequently applied for a bailout to rescue its banking system.

The liquidity environment for credit improved as the period progressed despite macro concerns about several European countries. An accommodative central bank policy in the United States and in Europe fostered declining volatility in the equity markets - supportive earnings were a byproduct of adequate fiscal and monetary support. Preferred securities, in particular, did well against a good fundamental backdrop and a lower interest rate trend over the period. Global bank capital improvement was a very strong theme for the improving credit environment of financial institutions. Bank capital reform led the headlines with new rules coming from the Basel Committee on Banking that will seek to forestall future financial shocks and broaden credit support in the industry. As a result, the structure of the preferred market will be changing with newer, more equity-like hybrids (i.e., higher yielding preferred securities) that will replace existing structures as they are retired. Rating agency changes in equity credit analysis also have helped to increase the likelihood of tenders and early retirement of some preferred securities. Consequently, the hybrid preferred securities market experienced a number of tender events from issuers, which have led to better prices and are leading to expectations for a generally lower volatility environment for preferred securities going forward.

The senior loan market represented an attractive asset class in 2010, driven by a strong risk-return relationship featuring interest income and principal appreciation from secured positions in the capital structure. Further, a recovering primary market generated more new loan deals than 2008 and 2009 combined, allowing companies to refinance debt and extend loan maturities while offering investors attractive terms.

Fundamentals on the year were positive as demonstrated by a significant decline in defaults and decreased corporate leverage with improved corporate earnings. For example, leveraged loans finished 2010 at a 2.58% default rate, according to Credit Suisse, compared with 2009 defaults of 9.58%. Similarly, Credit Suisse reported that high yield bonds experienced a significant improving default environment, finishing 2010 with defaults of 1.51% compared to 2009 defaults of 9.36%. An improving leveraged loan and high yield primary market enabled companies to refinance deals and extend maturities.

What key strategies were used to manage the Fund during this reporting period?

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. In attempting to achieve this objective, the Fund primarily invests at least 60% of its managed assets in dividend-paying common stocks that at the time of investment the Fund believes are eligible to pay dividends that may be eligible for favorable income taxation. The Fund also invests to a more limited extent in preferred stocks that are

6	Nuveen Investments

eligible to pay tax-advantaged dividends, as well as in senior loans and other debt instruments.

For the common and preferred equity portion of the Fund’s portfolio, we continued to employ an opportunistic, “bottom-up” strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

In the senior loan and other debt portion of the Fund’s portfolio, we focused on macro, technical, and fundamental factors. One strategy we employed was capturing value from the loan new issue market through high quality new issues. New loan issuance tripled in 2010 compared with 2009, according to Credit Suisse, with many high quality new issues coming to market with attractive features for investors, such as LIBOR floors, call protection, and original issue discounts. This strategy enabled us to select high quality new issues and realize higher interest income return through the benefit of higher spreads and LIBOR floors.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

1.	The Comparative Benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

2	The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. stock market. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in this index.

How did the Fund perform over this twelve-month period?

The performance of JTA, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 12/31/10

	1-Year	5-Year
JTA	14.99%	-3.32%
Comparative Benchmark[1]	12.38%	1.59%
S&P 500 Index[2]	15.06%	2.29%

For the twelve-month period ended December 31, 2010, the total return on common share net asset value for the Fund outperformed its comparative benchmark, but slightly underperformed the general market index.

For the equity portion of the Fund, Citigroup Inc. outperformed due to an attractive valuation and the emergence of several catalysts, most notably the U.S. Treasury’s earlier-than-expected sale of its remaining stake in the company in early-December. The Treasury’s exit removes an overhang on the stock, and accelerates the company’s ability to return capital to shareholders through increased dividend payments and/or share repurchases. Although earnings will likely be pressured by still relatively high credit costs and low interest rates, we believe Citigroup remains an attractive investment opportunity given its strong capital levels, excess loan loss reserves, and growth potential from emerging markets.

Biovail Corporation, a specialty pharmaceutical company added to the portfolio in May, rose sharply as the company agreed to merge with Valeant Pharmaceutical (the transaction closed in September with the new entity taking the Valeant Pharmaceutical name). Together, the two companies should be able to generate stronger cash flow with a lower risk profile

Nuveen Investments	7

than they were able to do on a standalone basis. Post the merger, the shares have continued to outperform as the cost synergies have been greater than originally expected.

Union Pacific Corporation outperformed on expectations that demand for railroad services is set to recover as inventory destocking appears to have come to an end in many sectors of the economy. As the economic recovery continues to unfold, volume growth, operating leverage, and earnings power for railroads are expected to continue to improve. Union Pacific is also poised to achieve pricing gains as lower priced legacy contracts roll off and are replaced with market-based pricing. Approximately 18% of Union Pacific’s revenue base consists of legacy contracts that will be re-priced over the next five years.

Several positions detracted from performance, including defense stocks Lockheed Martin Corporation and Raytheon Co. These companies underperformed as investors feared lower margins and continued to price in expectations of a tougher U.S. defense spending environment brought on, in part, by a new Defense Department initiative that seeks to control costs and increase efficiency. Sanofi-Aventis S.A., ADR declined as the company’s ongoing hostile bid for Genzyme Corporation has taken investor focus away from the compelling valuation and fundamental improvements occurring at the company.

We added several new holdings to the portfolio during the year, including investments in Amgen Inc., AngloGold Ashanti Ltd., ADR, Hewlett-Packard Co., Nucor Corporation, Symetra Financial Corporation, Unum Group, and Vodafone Group PLC ADR. We also purchased shares of Occidental Petroleum Corporation, one of the largest integrated oil companies in the U.S. The company has a strong balance sheet, low cost structure, and one of the highest returns on capital employed in the industry with an asset base/project list that should allow this to continue. Occidental has a favorable commodity mix (73% oil), and should generate significant free cash flow and earnings growth at existing oil prices. In mid-November we invested in General Motors Co. (GM) when the U.S. government reduced its ownership stake. The company has massively improved its balance sheet and financial flexibility. In addition, GM has lowered its breakeven to trough sales levels and has considerable margin and earnings leverage. We believe there is significant hidden value that has not been fully reflected in GM’s stock price. We also purchased Time Warner Inc. as the shares had been pressured by concerns of an increase in subscriber losses at HBO Networks as viewers move to Over-The-Top (OTT) providers such as Netflix and Google TV. We believe the threat of OTT providers to Time Warner is exaggerated given the strength of HBO’s original content offerings which should continue to attract subscribers to the channel. Time Warner offers meaningful downside protection and attractive catalysts for upside potential given the high quality assets, balance sheet strength, high single digit free-cash-flow yield, and a strong management team (including its well respected CEO, Jeff Bewkes).

We also eliminated several positions including cable operator, Comcast Corporation, based on valuation. We were also disappointed in management’s decision to enter into a joint-venture with GE to own a majority stake in NBC Universal. AT&T Inc. was sold following the company’s successful restructuring efforts and concerns over slower growth in the wireless market. Though AT&T has shown success in reducing its wireline costs, we see little opportunity for further meaningful cost-savings for the company and decided to exit our position. After initially reducing our investment in ConocoPhillips and investing in Occidental Petroleum, we eliminated the remaining position in ConocoPhillips as we believed the share price reflected the company’s current restructuring efforts and therefore had a less

8	Nuveen Investments

attractive risk/reward valuation. Other holdings eliminated from the portfolio during the year were Banco Santander S.A. ADR, Caterpillar Inc., EDP-Energias de Portugal S.A. ADS, Northrop Grumman Corporation, Reinsurance Group of America Inc, Travelers Cos. Inc., Trinity Industries Inc., and Verizon Communications Inc.

Looking at the Fund’s preferred stock holdings, we increased our weighting in the insurance sector due to the sector’s attractive yield and positive fundamental outlook. Additionally, we reduced our European holdings, such as Barclays and Santander, as their valuations recovered from the European sovereign debt scare.

Positive performers include insurance names such as Principal Financial Group and Endurance Specialty. Our Heller Financial preferred detracted from performance due to selling pressure as investors took profits.

During the period, we also wrote call options on individual stocks held in the Fund’s portfolio to enhance returns while foregoing some upside potential.

The 2010 senior loan market performance was driven by continued principal recovery of lower-rated and higher leveraged loans in addition to higher interest income from new loan deals offering higher spreads and LIBOR floors. For example, CCC-rated loans returned 18.73% in 2010 according to Credit Suisse, relative to BB and B-rated loans that returned 7.49% and 9.93%, respectively. The Fund’s holdings experienced a similar divergence of returns. Despite a focus on higher quality names, some of the lower-dollar priced assets in the portfolio drove performance. Examples of this include Tribune Company and Univision, whose loan securities continued to appreciate in 2010 as they did in 2009 due to cyclical revenue streams coupled with high levels of tangible assets. From the perspective of new loan issuance in the primary market, the Fund’s performance benefited from new loan deals from companies like Swift Transportation, Cedar Fair, and Reynolds Group, which brought attractive new deals to market with higher spreads and LIBOR floors driving the Fund’s interest income. The Cedar Fair position was eliminated before the end of the period as the position approached our target valuation.

The Fund’s core portfolio of higher quality assets with strong interest income and low discounts to par underperformed more risky loan assets, which benefited from greater relative price appreciation over the course of the year stemming from improving fundamental and strong technical environments. However, on a risk-adjusted basis the Fund performed well, maximizing current income while minimizing risk.

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Fund over this reporting period.

Nuveen Investments	9

RECENT EVENTS CONCERNING THE FUND’S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so-called “maximum rate” to ARPS shareholders under the terms of the ARPS in the Fund’s charter documents. The Fund redeemed its ARPS at par in 2009 and since then has relied upon bank borrowings to create financial leverage.

During 2010, certain Nuveen leveraged closed-end funds (not including this Fund) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaint is without merit, and intends to defend vigorously against these charges.

10	Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment changes.

During the twelve-month reporting period, the Fund reduced its quarterly distribution to common shareholders during September. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide shareholders relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the

Nuveen Investments	11

shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

As of 12/31/10 (Common Shares)	JTA
Inception date	1/27/04
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$0.94
From short-term capital gains	0.00
From long-term capital gains	0.00
Return of capital	0.00

Total per share distribution	$0.94

Distribution rate on NAV	7.62%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	14.99%
5-Year on NAV	-3.32%
Since inception on NAV	1.49%

Including retained gain tax credit/refund[3]:
1-Year on NAV	14.99%
5-Year on NAV	-2.65%
Since inception on NAV	1.94%

The qualified dividend income provisions of the federal tax code, originally scheduled to expire on December 31, 2010, were extended through December 31, 2012. In the event that Congress does not further extend (or make permanent) these provisions, beginning in calendar 2013, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

Common Share Repurchases and Share Price Information

As of December 31, 2010, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased and Retired	Common Shares
79,700	0.6%

12	Nuveen Investments

During the twelve-month reporting period, the Fund did not repurchase any of its outstanding common shares.

At December 31, 2010, the Fund’s common share price was trading at a discount of -8.91% to its NAV, compared with an average discount of -6.13% for the twelve-month period.

Nuveen Investments	13

JTA Performance OVERVIEW	Nuveen Tax-Advantaged Total Return Strategy Fund
as of December 31, 2010

Fund Snapshot
Common Share Price	$11.24

Common Share Net Asset Value (NAV)	$12.34

Premium/(Discount) to NAV	-8.91%

Current Distribution Rate[1]	8.19%

Net Assets Applicable to Common Shares ($000)	$171,220

Portfolio Composition[3]
(as a % of total investments)[2]
Insurance	14.0%

Pharmaceuticals	11.4%

Metals & Mining	6.1%

Oil, Gas & Consumable Fuels	5.9%

Media	5.7%

Software	4.6%

Hotels, Restaurants & Leisure	4.3%

Aerospace & Defense	4.1%

Communications Equipment	3.5%

Health Care Providers & Services	3.2%

Diversified Financial Services	3.0%

Commercial Services & Supplies	2.8%

Commercial Banks	2.1%

Wireless Telecommunication Services	2.0%

Electric Utilities	1.9%

Food & Staples Retailing	1.9%

Short-Term Investments	4.7%

Other	18.8%

Average Annual Total Return
(Inception 1/27/04)
	On Share Price	On NAV
1-Year	14.73%	14.99%

5-Year	-3.57%	-3.32%

Since Inception	0.14%	1.49%

Average Annual Total Return[4]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	14.73%	14.99%

5-Year	-2.85%	-2.65%

Since Inception	0.61%	1.94%

Portfolio Allocation (as a % of total investments)2,3
2009-2010 Distributions Per Common Share
Share Price Performance—Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding investments in derivatives.

3	Holdings are subject to change.

4	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

14	Nuveen Investments

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Tax-Advantaged Total Return Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Total Return Strategy Fund at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2011

Nuveen Investments	15

JTA
Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of Investments
December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 91.5% (69.1% of Total Investments)

	Aerospace & Defense – 5.4%

80,000	Lockheed Martin Corporation	$5,592,800
80,000	Raytheon Company	3,707,200

	Total Aerospace & Defense	9,300,000

	Automobiles – 1.5%

69,700	General Motors Company, (7)	2,569,142

	Biotechnology – 1.4%

43,000	Amgen Inc., (7)	2,360,700

	Commercial Banks – 1.9%

106,500	Wells Fargo & Company	3,300,435

	Commercial Services & Supplies – 2.9%

207,300	Pitney Bowes Inc.	5,012,514

	Communications Equipment – 3.5%

667,000	Motorola, Inc., (7)	6,049,690

	Computers & Peripherals – 1.8%

73,000	Hewlett-Packard Company	3,073,300

	Containers & Packaging – 1.1%

69,800	Packaging Corp. of America	1,803,632

	Diversified Financial Services – 2.6%

959,500	Citigroup Inc., (7), (8)	4,538,435

	Diversified Telecommunication Services – 1.0%

178,016	Frontier Communications Corporation, (8)	1,732,095

	Food & Staples Retailing – 2.0%

151,500	Kroger Co.	3,387,540

	Household Products – 1.5%

40,600	Kimberly-Clark Corporation	2,559,424

	Industrial Conglomerates – 1.9%

175,000	General Electric Company	3,200,750

	Insurance – 15.6%

365,900	Genworth Financial Inc., Class A, (7), (8)	4,807,926
215,600	Hartford Financial Services Group, Inc.	5,711,244
72,500	Loews Corporation	2,820,975
121,900	MetLife, Inc.	5,417,236
271,644	Symetra Financial Corporation	3,721,523
172,700	Unum Group	4,182,794

	Total Insurance	26,661,698

	Machinery – 2.1%

75,000	Ingersoll Rand Company Limited, Class A	3,531,750

	Media – 2.9%

17,337	Metro-Goldwyn-Mayer	411,754
140,400	Time Warner Inc.	4,516,668

	Total Media	4,928,422

	Metals & Mining – 7.7%

90,800	AngloGold Ashanti Limited, Sponsored ADR	4,470,084
114,500	Barrick Gold Corporation, (8)	6,089,110
60,000	Nucor Corporation	2,629,200

	Total Metals & Mining	13,188,394

16	Nuveen Investments

Shares	Description (1)			Value
	Oil, Gas & Consumable Fuels – 7.8%

87,000	Eni S.p.A., Sponsored ADR			$3,805,380
28,000	Exxon Mobil Corporation			2,047,360
32,400	Occidental Petroleum Corporation			3,178,440
81,600	Total S.A., Sponsored ADR			4,363,968

	Total Oil, Gas & Consumable Fuels			13,395,148

	Pharmaceuticals – 14.3%

94,500	GlaxoSmithKline PLC, ADR			3,706,290
111,700	Merck & Company Inc.			4,025,668
410,000	Pfizer Inc.			7,179,100
228,000	Sanofi-Aventis, ADR			7,348,440
79,600	Valeant Pharmaceuticals International			2,251,884

	Total Pharmaceuticals			24,511,382

	Road & Rail – 1.8%

33,000	Union Pacific Corporation, (8)			3,057,780

	Software – 6.1%

312,500	CA Inc.			7,637,500
100,700	Microsoft Corporation			2,811,544

	Total Software			10,449,044

	Tobacco – 2.1%

62,200	Philip Morris International			3,640,566

	Wireless Telecommunication Services – 2.6%

170,000	Vodafone Group PLC, Sponsored ADR			4,493,100

	Total Common Stocks (cost $143,335,380)			156,744,941

Shares	Description (1)	Coupon	Ratings (2)	Value
	Convertible Preferred Securities – 0.3% (0.2% of Total Investments)

	Commercial Banks – 0.3%

500	Wells Fargo & Company, Convertible Bond	7.500%	A	$500,275

	Total Convertible Preferred Securities (cost $421,350)			500,275

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 6.0% (4.5% of Total Investments)

	Capital Markets – 0.0%

1,800	Goldman Sachs Group Inc.	6.200%	A–	$43,470

	Commercial Banks – 0.5%

5,000	Barclays Bank PLC	8.125%	A	128,500
1,000	HSBC Holdings PLC	8.000%	A+	26,650
22,500	PNC Financial Services	9.875%	A3	650,250

	Total Commercial Banks			805,400

	Consumer Finance – 0.6%

6,000	Heller Financial Inc.	6.687%	A+	569,813
20,000	HSBC Finance Corporation	6.360%	A	456,800

	Total Consumer Finance			1,026,613

	Diversified Financial Services – 0.4%

15,000	Bank of America Corporation	8.200%	BBB–	382,500
9,400	Citigroup Inc., Series F	8.500%	BBB–	244,400

	Total Diversified Financial Services			626,900

	Electric Utilities – 1.6%

25,000	Alabama Power Company	6.500%	A–	641,407
12,000	Connecticut Power & Light Company	4.960%	Baa3	534,750
5,000	Gulf Power Company	6.450%	BBB+	521,282
25,000	PPL Electric Utilities Corporation	6.250%	BBB	612,500
5,000	Southern California Edison Company	6.125%	BBB+	497,813

	Total Electric Utilities			2,807,752

Nuveen Investments	17

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of Investments December 31, 2010

Shares	Description (1)	Coupon		Ratings (2)	Value
	Insurance – 2.6%

10,000	Allianz SE	8.375%		A+	$263,438
22,800	Arch Capital Group Limited	8.000%		BBB	581,400
25,000	Aspen Insurance Holdings Limited	7.401%		BBB–	605,000
25,000	Axis Capital Holdings Limited	7.250%		BBB	626,250
25,000	Endurance Specialty Holdings Limited	7.750%		BBB–	644,250
25,000	MetLife Inc., Series B	6.500%		Baa2	620,000
1,047	Principal Financial Group	6.518%		BBB	26,007
5,000	Principal Financial Group	5.563%		BBB	446,406
28,500	Prudential Financial Inc.	6.750%		A–	714,780

	Total Insurance				4,527,531

	Multi-Utilities – 0.3%

5,000	Consolidated Edison Company of New York Inc.	5.000%		BBB	462,500

	Total $25 Par (or similar) Preferred Securities (cost $9,938,400)				10,300,166

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 27.8% (21.0% of Total Investments) (3)

	Air Freight & Logistics – 0.2%

$400	Transdigm, Inc., Term Loan	5.000%	12/06/16	Ba2	$404,625

	Biotechnology – 0.5%

900	Grifols, Term Loan, WI/DD	TBD	TBD	BB	911,625

	Building Products – 0.6%

998	Goodman Global Inc., Term Loan	5.750%	10/28/16	B+	1,004,269

	Chemicals – 0.4%

751	Rockwood Specialties Group, Inc., Term Loan H	6.000%	5/15/14	BB+	756,724

	Commercial Services & Supplies – 0.6%

990	Universal City Development Partners, Ltd., Term Loan	5.500%	11/06/14	Ba2	1,000,515

	Communications Equipment – 1.1%

997	Avaya, Inc., Term Loan	3.034%	10/24/14	B1	945,220
867	Intelsat, Term Loan, WI/DD	TBD	TBD	B1	876,259

1,864	Total Communications Equipment				1,821,479

	Containers & Packaging – 0.6%

150	Reynolds Group Holdings, Inc., Term Loan A	6.250%	8/06/15	Ba3	150,581
900	Reynolds Group Holdings, Inc., Term Loan D	6.500%	5/05/16	Ba3	909,997

1,050	Total Containers & Packaging				1,060,578

	Diversified Financial Services – 0.6%

1,036	Pinafore LLC, Term Loan	6.250%	9/29/16	BB	1,051,770

	Diversified Telecommunication Services – 0.6%

328	Intelsat, Tranche B2, Term Loan A	2.790%	1/03/14	BB–	328,273
328	Intelsat, Tranche B2, Term Loan B	2.790%	1/03/14	BB–	328,171
328	Intelsat, Tranche B2, Term Loan C	2.790%	1/03/14	BB–	328,171

984	Total Diversified Telecommunication Services				984,615

	Electric Utilities – 0.9%

1,935	TXU Corporation, Term Loan B2	3.764%	10/10/14	B2	1,498,855

	Food & Staples Retailing – 0.5%

997	U.S. Foodservice, Inc., Term Loan	2.760%	7/03/14	B2	913,010

	Food Products – 1.4%

120	Darling International, Inc., Term Loan	5.000%	12/17/16	BB+	121,200
1,284	Michael Foods Group, Inc., Term Loan B	6.250%	6/29/16	BB–	1,303,909
900	NBTY, Inc., Term Loan	6.250%	10/01/17	BB–	913,872

2,304	Total Food Products				2,338,981

18	Nuveen Investments

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Health Care Providers & Services – 4.2%

$66	Community Health Systems, Inc., Delayed Term Loan	2.544%	7/25/14	BB	$64,131
142	Community Health Systems, Inc., Extended Term Loan	3.794%	1/25/17	BB	141,960
1,275	Community Health Systems, Inc., Term Loan	2.544%	7/25/14	BB	1,245,235
1,000	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	BB	1,010,804
969	MultiPlan, Inc., Term Loan	6.500%	8/26/17	Ba3	980,589
1,713	Rehabcare Group, Inc., Term Loan B	6.000%	11/24/15	BB	1,725,327
2,000	Universal Health Services, Term Loan	5.500%	11/15/16	BB+	2,029,450

7,165	Total Health Care Providers & Services				7,197,496

	Hotels, Restaurants & Leisure – 5.7%

1,990	24 Hour Fitness Worldwide, Inc., New Term Loan	6.750%	4/22/16	Ba3	1,928,808
1,350	Burger King Corporation, Term Loan B	6.250%	10/19/16	BB–	1,371,335
981	Reynolds Group Holdings, Inc., US Term Loan	6.750%	5/05/16	BB–	991,551
1,050	Six Flags Theme Parks, Inc., Tranche B, Term Loan	5.500%	6/30/16	BB	1,061,156
1,980	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	1,998,563
89	Travelport LLC, Letter of Credit	4.803%	8/21/15	Ba3	84,739
445	Travelport LLC, Term Loan	4.963%	8/23/13	Ba2	422,319
385	Venetian Casino Resort LLC, Delayed Term Loan	3.030%	11/23/16	B1	371,180
1,524	Venetian Casino Resort LLC, Tranche B, Term Loan	3.030%	11/23/16	B1	1,469,457

9,794	Total Hotels, Restaurants & Leisure				9,699,108

	Household Products – 0.4%

748	Visant Holding Corporation, Tranche B, Term Loan	7.000%	12/22/16	BB–	757,554

	Insurance – 0.4%

623	Fidelity National Information Services, Inc., Term Loan B	5.250%	7/18/16	BBB–	632,072

	IT Services – 2.1%

1,864	First Data Corporation, Term Loan B1	3.011%	9/24/14	B+	1,722,219
1,937	SunGard Data Systems, Inc., Term Loan B	2.013%	2/28/14	BB	1,892,482

3,801	Total IT Services				3,614,701

	Machinery – 0.2%

281	Manitowoc Company, Term Loan	8.000%	11/06/14	BB	284,105

	Media – 4.7%

625	Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	BB+	629,688
1,194	Interactive Data Corporation, Term Loan	6.750%	1/29/17	Ba3	1,212,652
296	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB–	294,582
1,990	Mediacom Broadband LLC, Tranche F, Term Loan	4.500%	10/23/17	BB–	1,965,955
16	Nielsen Finance LLC, Term Loan A	2.264%	8/09/13	BB–	16,174
606	Nielsen Finance LLC, Term Loan B	4.014%	5/02/16	BB–	603,912
268	Nielsen Finance LLC, Term Loan C	4.014%	5/02/16	BB–	266,276
700	SuperMedia, Term Loan	0.000%	12/31/15	B–	482,584
975	Tribune Company, Term Loan B, (5), (6)	0.000%	6/04/14	Ca	677,973
1,973	Univision Communications, Inc., Term Loan	4.511%	3/31/17	B	1,879,573

8,643	Total Media				8,029,369

	Metals & Mining – 0.5%

750	Novelis, Inc., Term Loan	5.250%	12/15/16	Ba2	760,781

	Pharmaceuticals – 0.7%

176	Warner Chilcott Corporation, Add on Term Loan	6.250%	4/30/15	BB	177,606
458	Warner Chilcott Corporation, Term Loan A	6.000%	10/30/14	BB	459,200
226	Warner Chilcott Corporation, Term Loan B1	6.250%	4/30/15	BB	228,224
377	Warner Chilcott Corporation, Term Loan B2	6.250%	4/30/15	BB	380,034

1,237	Total Pharmaceuticals				1,245,064

	Real Estate Management & Development – 0.3%

568	LNR Property Corporation, Term Loan B	3.770%	7/12/11	B2	561,851

	Road & Rail – 0.6%

1,031	Swift Transportation Company, Inc., Term Loan, WI/DD	TBD	TBD	BB–	1,033,958

$48,850	Total Variable Rate Senior Loan Interests (cost $48,271,842)				47,563,105

Nuveen Investments	19

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of Investments December 31, 2010

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 0.6% (0.5% of Total Investments)

	Commercial Banks – 0.1%

250	Wells Fargo & Company, Series K	7.980%	N/A (9)	A	$265,000

	Commercial Services & Supplies – 0.2%

300	Pitney Bowes Interntational Holdings, 144A	6.125%	N/A (9)	Baa1	285,206

	Diversified Financial Services – 0.3%

500	JPMorgan Chase & Company	7.900%	N/A (9)	A	533,286

	Total Capital Preferred Securities (cost $976,522)				1,083,492

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.3% (4.7% of Total Investments)

$8,623	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $8,622,814, collateralized by $8,605,000 U.S. Treasury Notes, 1.750%, due 3/31/14, value $8,798,613	0.040%	1/03/11		$8,622,785
2,087	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/10, repurchase price $2,087,254, collateralized by $2,125,000 U.S. Treasury Notes, 2.125%, due 12/31/15, value $2,132,969	0.040%	1/03/11		2,087,247

$10,710	Total Short-Term Investments (cost $10,710,032)				10,710,032

	Total Investments (cost $213,653,526) – 132.5%				226,902,011

	Borrowings – (30.7)% (10), (11)				(52,600,000)

	Other Assets Less Liabilities – (1.8)% (13)				(3,081,874)

	Net Assets Applicable to Common Shares – 100%				$171,220,137

Investments in Derivatives

Call Options Written outstanding at December 31, 2010:

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (12)	Date	Price	Value
(535)	Barrick Gold Corporation	$(2,621,500)	1/22/11	$49.0	$(232,725)
(4,370)	Citigroup Inc.	(2,185,000)	9/17/11	5.0	(194,465)
(1,780)	Frontier Communications Corporation	(1,602,000)	5/21/11	9.0	(160,200)
(1,562)	Genworth Financial Inc.	(2,186,800)	1/22/11	14.0	(19,525)
(330)	Union Pacific Corporation	(2,805,000)	1/22/11	85.0	(263,175)

(8,577)	Total Call Options Written (premiums received $654,128)	$(11,400,300)			$(870,090)

20	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(3)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(4)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(5)	At or subsequent to December 31, 2010, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(8)	Investment, or portion of investment, has been pledged as collateral for call options written.
(9)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2010, investments with a value of $105,850,841 have been pledged as collateral for Borrowings.
(10)	Borrowings as a percentage of Total Investments is 23.2%.
(11)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(12)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.
WI/DD	Purchased on a when-issued or delayed delivery basis.
N/A	Not applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Assets & Liabilities
December 31, 2010

Assets
Investments, at value (cost $213,653,526)	$226,902,011
Receivables:
Dividends	321,606
Interest	295,248
Investments sold	1,234,770
Matured senior loans	230,826
Reclaims	75,037
Other assets	48,494

Total assets	229,107,992

Liabilities
Borrowings	52,600,000
Call options written, at value (premiums received $654,128)	870,090
Payable for investments purchased	4,156,575
Accrued expenses:
Interest on borrowings	3,867
Management fees	136,160
Other	121,163

Total liabilities	57,887,855

Net assets applicable to Common shares	$171,220,137

Common shares outstanding	13,878,567

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$12.34

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$138,786
Paid-in surplus	251,855,678
Undistributed (Over-distribution of) net investment income	(77,697)
Accumulated net realized gain (loss)	(93,729,153)
Net unrealized appreciation (depreciation)	13,032,523

Net assets applicable to Common shares	$171,220,137

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Operations
Year Ended December 31, 2010

Investment Income
Dividends (net of foreign tax withheld of $184,027)	$4,873,480
Interest	1,368,553
Other	35,840

Total investment income	6,277,873

Expenses
Management fees	1,886,756
Shareholders’ servicing agent fees and expenses	895
Interest expense on borrowings	725,311
Custodian’s fees and expenses	59,981
Trustees’ fees and expenses	6,133
Professional fees	37,551
Shareholders’ reports – printing and mailing expenses	60,781
Stock exchange listing fees	9,089
Investor relations expense	48,070
Other expenses	9,569

Total expenses before custodian fee credit and expense reimbursement	2,844,136
Custodian fee credit	(111)
Expense reimbursement	(355,911)

Net expenses	2,488,114

Net investment income	3,789,759

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,304,719
Call options written	197,127
Change in net unrealized appreciation (depreciation) of:
Investments	10,008,032
Call options written	(437,284)

Net realized and unrealized gain (loss)	19,072,594

Net increase (decrease) in net assets applicable to Common shares from operations	$22,862,353

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Changes in Net Assets

	Year Ended	Year Ended
	12/31/10	12/31/09
Operations
Net investment income	$3,789,759	$5,579,569
Net realized gain (loss) from:
Investments	9,304,719	(21,963,005)
Call options written	197,127	–
Change in net unrealized appreciation (depreciation) of:
Investments	10,008,032	60,072,275
Call options written	(437,284)	221,322
Distributions to FundPreferred shareholders:
From net investment income	–	(320,130)

Net increase (decrease) in net assets applicable to Common shares from operations	22,862,353	43,590,031

Distributions to Common Shareholders
From net investment income	(13,045,853)	(5,252,314)
Return of capital	–	(7,706,848)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(13,045,853)	(12,959,162)

Capital Share Transactions
Common shares repurchased and retired	–	(773,627)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	–	(773,627)

Net increase (decrease) in net assets applicable to Common shares	9,816,500	29,857,242
Net assets applicable to Common shares at the beginning of year	161,403,637	131,546,395

Net assets applicable to Common shares at the end of year	$171,220,137	$161,403,637

Undistributed (Over-distribution of) net investment income at the end of year	$(77,697)	$(108,426)

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Cash Flows
Year Ended December 31, 2010

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$22,862,353
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(101,135,040)
Proceeds from sales and maturities of investments	114,661,817
Proceeds from (Purchases of) short-term investments, net	(8,267,693)
Premiums received for call options written	2,029,118
Cash paid for call options terminated and expired	(1,653,886)
Amortization (Accretion) of premiums and discounts, net	87,629
(Increase) Decrease in receivable for dividends	33,029
(Increase) Decrease in receivable for interest	8,750
(Increase) Decrease in receivable for investments sold	(1,073,177)
(Increase) Decrease in receivable for matured senior loans	(230,826)
(Increase) Decrease in receivable for reclaims	3,186
(Increase) Decrease in other assets	(8,300)
Increase (Decrease) in payable for investments purchased	3,975,609
Increase (Decrease) in accrued interest on borrowings	(1,704)
Increase (Decrease) in accrued management fees	17,421
Increase (Decrease) in accrued other liabilities	(6,247)
Net realized (gain) loss from investments	(9,304,719)
Net realized (gain) loss from call options written	(197,127)
Net realized (gain) loss from paydowns	819,699
Change in net unrealized (appreciation) depreciation of investments	(10,008,032)
Change in net unrealized (appreciation) depreciation of call options written	437,284
Proceeds from litigation	75,556

Net cash provided by (used in) operating activities	13,124,700

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	(78,847)
Cash distributions paid to Common shareholders	(13,045,853)

Net cash provided by (used in) financing activities	(13,124,700)

Net Increase (Decrease) in Cash	–
Cash at the beginning of year	–

Cash at the End of Year	$–

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the fiscal year ended December 31, 2010, was $727,015.

See accompanying notes to financial statements.

Nuveen Investments	25

Financial Highlights
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Discount	Offering
				from Net	Distributions		Net				from	Costs
	Beginning		Net	Investment	from Capital		Investment	Capital	Return of		Common	and		Ending
	Common		Realized/	Income to	Gains to		Income to	Gains to	Capital to		Shares	FundPreferred		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common	Common	Common		Repurchased	Share		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Share-		and	Underwriting		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders(c)	holders(c)	Total	holders	holders	holders	Total	Retired	Discounts		Value	Value
Year Ended 12/31:
2010	$11.63	$.27	$1.38	$–	$–	$1.65	$(.94)	$–	$–	$(.94)	$–	$–		$12.34	$11.24
2009	9.42	.40	2.75	(.02)	–	3.13	(.38)	–	(.55)	(.93)	.01	–		11.63	10.66
2008	23.54	.77	(13.06)	(.12)	–	(12.41)	(.70)	(.21)	(.80)	(1.71)	–	–		9.42	7.58
2007	25.98	.90	(1.22)	(.05)	(.11)	(.48)	(.82)	(1.14)	–	(1.96)	–	–		23.54	21.81
2006	22.33	.89	4.48	(.05)	(.09)	5.23	(.88)	(.70)	–	(1.58)	–	–	*	25.98	27.09

	FundNotes at End of Period			FundPreferred Shares at End of Period			Borrowings at End of Period
		Average Market	Asset
	Aggregate	Value Per	Coverage Per	Aggregate	Liquidation		Aggregate
	Amount	$25,000 of	$1,000 of	Amount	and Market	Asset	Amount	Asset
	Outstanding	Principal	Principal	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Amount	Amount	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2010	$–	$–	$–	$–	$–	$–	$52,600	$4,255
2009	–	–	–	–	–	–	52,600	4,069
2008	–	–	–	28,850	25,000	138,992	35,000	5,583
2007	78,000	25,000	5,789	45,000	25,000	207,531	33,000	14,684
2006	78,000	25,000	6,202	45,000	25,000	225,411	33,000	15,659

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2010	N/A
2009	N/A
2008	N/A
2007	$.21
2006	.33

(c)	The amounts shown are based on Common share equivalents.

26	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets		Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares		Applicable to Common Shares
	Share	Net Assets	Before Reimbursement(e)(g)		After Reimbursement(e)(f)(g)
Based on	Net	Applicable to		Net		Net	Portfolio
Market	Asset	Common		Investment		Investment	Turnover
Value(d)	Value(d)	Shares (000)	Expenses	Income	Expenses	Income	Rate

14.73%	14.99%	$171,220	1.77%	2.14%	1.55%	2.36%	48%
56.47	35.50	161,404	1.86	3.71	1.53	4.04	55
(60.54)	(55.29)	131,546	3.74	4.03	3.24	4.53	24
(12.99)	(2.38)	328,557	3.10	2.99	2.64	3.45	25
35.52	24.19	360,740	2.79	3.28	2.34	3.73	25

(d)
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2010	N/A	14.73%	14.99%
2009	N/A	56.47	35.50
2008	N/A	(60.54)	(55.29)
2007	December 31	(12.18)	(1.54)
2006	December 29	37.15	25.75

(e)	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, FundNotes and/or borrowings, where applicable.

• Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes and borrowings, where applicable as follows:

	Ratios of FundNotes Interest Expense to	Ratios of Borrowings Interest Expense to
	Average Net Assets Applicable Common Shares(g)	Average Net Assets Applicable to Common Shares(h)
Year Ended 12/31:
2010	–%	.45%
2009	–	.44
2008	1.12	1.00
2007	1.11	.51
2006	1.11	.23

(f)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(g)	The Fund redeemed all $78 million of its outstanding FundNotes during the fiscal year ended December 31, 2008.

(h)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2009.

N/A	The Fund had no retained capital gains for the tax years ended December 31, 2010, December 31, 2009 and December 31, 2008.

*	Rounds to less than $.01 per share.

See accompanying notes to the financial statements.

Nuveen Investments	27

Notes to Financial Statements

1.	General Information and Significant Accounting Policies

General Information

Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that may be eligible for favorable federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”). The Fund also invests, to a more limited extent, in preferred securities that are eligible to pay tax-advantaged dividends, as well as in senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield debt securities, that are not eligible to pay tax-advantaged dividends. The qualified dividend income provisions of the federal tax code, originally scheduled to expire on December 31, 2010, were extended through December 31, 2012. In the event that Congress does not further extend (or make permanent) these provisions, beginning in calendar 2013, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

Effective January 1, 2011, Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen Investment, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and senior loans are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

Like most fixed income instruments, the senior loans in which the Fund invests are not listed on an organized exchange. The secondary market of senior loans may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described

28	Nuveen Investments

above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,774,271.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Other income includes the increase of the net realizable value of the receivable for matured senior loans recognized during the current fiscal period.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	29

Notes to Financial Statements (continued)

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

FundPreferred Shares
The Fund is authorized to issue FundPreferred shares. As of December 31, 2009, the Fund redeemed all $45,000,000 of its outstanding FundPreferred shares, at liquidation value.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Call and/or Put options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call and/or put options purchased” on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call and/or put options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2010, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while foregoing some upside potential.

The Fund did not purchase put or call options during the fiscal year ended December 31, 2010. The average notional amount of call options written during the fiscal year ended December 31, 2010, was $(9,985,280). The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities, for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts and exchange traded options, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge

30	Nuveen Investments

assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$156,744,941	$–	$–	$156,744,941
Convertible Preferred Securities	500,275	–	–	500,275
$25 Par (or similar) Preferred Securities	6,212,757	4,087,409	–	10,300,166
Variable Rate Senior Loan Interests	–	47,563,105	–	47,563,105
Capital Preferred Securities	–	1,083,492	–	1,083,492
Short-Term Investments	–	10,710,032	–	10,710,032
Derivatives:
Call Options Written	(870,090)	–	–	(870,090)

Total	$162,587,883	$63,444,038	$–	$226,031,921

During the fiscal year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3.	Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting

Nuveen Investments	31

Notes to Financial Statements (continued)

purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$870,090

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$197,127

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(437,284)

4.	Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Common shares repurchased and retired	–	(79,700)

Weighted average:
Price per Common share repurchased and retired	$–	$9.69
Discount per Common share repurchased and retired	–	13.97%

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Year Ended		Year Ended
	12/31/10		12/31/09
	Shares	Amount	Shares	Amount
FundPreferred Series W shares redeemed	N/A	N/A	1,154	$28,850,000

N/A–The Fund redeemed all $45,000,000 of its outstanding FundPreferred shares as of December 31, 2009.

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2010, aggregated $101,135,040 and $114,661,817, respectively.

Transactions in call options written during the fiscal year ended December 31, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	2,830	$476,022
Options written	25,581	2,029,118
Options terminated in closing purchase transactions	(18,518)	(1,377,650)
Options exercised	(986)	(347,308)
Options expired	(330)	(126,054)

Outstanding, end of year	8,577	$654,128

32	Nuveen Investments

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$216,851,304

Gross unrealized:
Appreciation	$28,558,055
Depreciation	(18,507,348)

Net unrealized appreciation (depreciation) of investments	$10,050,707

Permanent differences, primarily due to paydowns and tax basis earnings and profits adjustments, resulted in reclassifications among the Fund’s components of common share net assets at December 31, 2010, the Fund’s tax year-end, as follows:

Paid-in-surplus	$(8,466,270)
Undistributed (Over-distribution) of net investment income	9,286,823
Accumulated net realized gain (loss)	(820,553)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$–
Undistributed net long-term capital gains	–

The tax character of distributions paid during the Fund’s tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net ordinary income*	$13,045,853
Distributions from net long-term capital gains	–
Return of capital	–

2009
Distributions from net ordinary income*	$5,573,750
Distributions from net long-term capital gains	–
Return of capital	7,706,848

*	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund’s tax year end, the Fund had an unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$58,380,919
December 31, 2017	32,157,951

Total	$90,538,870

During the tax year ended December 31, 2010, the Fund utilized $8,746,645 of its capital loss carryforwards.

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	33

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets”. Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management, LLC (“Symphony”), both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks including ADR and the Fund’s call option strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2004*	.32%	2009	.32%
2005	.32	2010	.24
2006	.32	2011	.16
2007	.32	2012	.08
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

34	Nuveen Investments

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2010, the Fund had no unfunded senior loan commitments.

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2010, there were no such outstanding participation commitments.

9.	Borrowing Arrangements
The Fund has a $60 million (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”) as a means of financial leverage. As of December 31, 2010, the Fund’s outstanding balance on these borrowings was $52.6 million. During the fiscal year ended December 31, 2010, the average daily balance outstanding and average annual interest rate on these borrowings were $52.6 million and 1.29%, respectively.

In order to maintain this borrowing, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance.

Interest expense incurred on the borrowed amount and undrawn balance are recognized as “Interest expense on borrowings” on the Statement of Operations. Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities.

On January 19, 2011, the Fund amended its prime brokerage facility with BNP. The Fund’s maximum commitment amount increased to $66 million. The Fund also incurred a one-time .25% amendment fee on the increased amount. All other terms remain unchanged.

Nuveen Investments	35

Board Members & Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

36	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009) formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER
8/16/44 333 West Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

Nuveen Investments	37

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

38	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (Since-2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

Nuveen Investments	39

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN
7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

40	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND (continued):

■ KATHLEEN L. PRUDHOMME
3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) and NAM and Symphony Asset Management LLC (“Symphony” and, together with NWQ, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen

42	Nuveen Investments

had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ in 2009 and 2010 and Symphony in 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31,

Nuveen Investments	43

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by each Sub-Adviser, respectively, in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. Although the Fund lagged its peers over various periods, the Board noted the differences with the Performance Peer Group and that the Fund outperformed its benchmark in the one-year period.

C.	Fees, Expenses and Profitability
    1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had a net management fee and/or net expense ratio below the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

    2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

44	Nuveen Investments

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

    3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are

Nuveen Investments	45

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that NWQ’s profitability may be lower if it were required to pay for this research with hard dollars. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

46	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	47

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

48	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	49

Notes

50	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentages as qualified dividend income (QDI) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JTA	25.85%	38.45%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
JTA	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-C-1210D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN TAX-ADVANTAGED TOTAL RETURN STRATEGY FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2010	$26,100	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$26,000	$0	$0	$2,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2010	$0	$0	$0	$0
December 31, 2009	$2,000	$0	$0	$2,000
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser, Nuveen Fund Advisors, Inc., has engaged NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management, LLC (“Symphony”), as Sub-Advisers to provide discretionary investment advisory services (NWQ and Symphony are also collectively referred to as “Sub-Advisers”). As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
NWQ
With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of MSCI Institutional Shareholder Services (“ISS”) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, the Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients’ best interests. The Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.
NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).
SYMPHONY
Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, Inc. (NFA) is the registrant’s investment adviser (NFA is also referred to as the “Adviser”.) NFA, as Adviser, provides discretionary investment advisory services. NFA is responsible for the selection and on-going monitoring of the Fund’s sub-advisers, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Symphony Asset Management, LLC (“Symphony”) and NWQ Investment Management Company, LLC (“NWQ”), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments, respectively (Symphony and NWQ are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:
Symphony
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Gunther Stein
Mr. Stein, Chief Executive Officer and Chief Investment Officer at Symphony, is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, he was a high-yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.
Item 8(a)(2). OTHER ACCOUNTS MANAGED
Other Accounts Managed by Symphony PM
As of 12/31/10

Gunther Stein
(a) RICs
Number of accts	8
Assets	$3,012,963,577

(b) Other pooled accts
Non-performance fee accts
Number of accts	5
Assets	$74,184,893
Performance fee accts
Number of accts	16
Assets	$3,416,782,751

(c) Other
Non-performance fee accts
Number of accts	6
Assets	$92,817,275
Performance fee accts
Number of accts	3
Assets	$723,157,955
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
Item 8(a)(3). FUND MANAGER COMPENSATION
Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.
The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.
The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s contribution to and performance on that team. Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies. The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony and Nuveen.
Item 8(a)(4).
OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1 -	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Gunther Stein	X
NWQ
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager
Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance. Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.
Michael Carne, CFA, Managing Director and Fixed Income Portfolio Manager
Prior to joining NWQ in 2002, Mr. Carne managed institutional, private client fixed income and balanced portfolios for over ten years. During this time, he held assignments as Director of Global Fixed Income at ING Aeltus, as Chief Investment Officer of a Phoenix Home Life affiliate and was a principal in Carne, O’Brient, Ferry & Roth, LLC. Mr. Carne graduated from the University of Massachusetts with a B.B.A. degree in Finance and received his M.B.A. from Harvard University. He earned the designation of Chartered Financial Analyst in 1989.
Item 8(a)(2). OTHER ACCOUNTS MANAGED

	Jon Bosse		Michael Carne
(a) RICs
Number of accts	6		2
Assets ($000s)	$979,740,273		$65,080,265

(b) Other pooled accts
Non-performance fee accts
Number of accts	13		0
Assets ($000s)	$1,811,038,754		0
(c) Other
Non-performance fee accts
Number of accts	24,474		6,803
Assets ($000s)	$15,703,811,707	*	$1,305,806,327
Performance fee accts
Number of accts	8		0
Assets ($000s)	$2,029,779,085		0

*	Includes 736,146,998 of model program assets.
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Item 8(a)(3). FUND MANAGER COMPENSATION
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8(a)(4). OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1 —	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
Jon Bosse	X
Mike Carne	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 11, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 11, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 11, 2011